                               CIT RV TRUST 1999-A

                            MONTHLY SERVICER'S REPORT



                                                                                            Due Period                     6/30/99
                                                                                            Determination Date             7/12/99
                                                                                            Distribution Date              7/15/99


I.      All Payments on the Contracts                                                                                16,128,849.26
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                                   0.00
III.    Repurchased Contracts                                                                                           275,380.34
IV.     Investment Earnings on the Collection Account                                                                         0.00
V.      Servicer Monthly Advances                                                                                       295,296.26
VI.     Reimbursement of prior monthly Servicer Advances                                                               -281,521.09
VII.    Incorrect Deposits                                                                                                    0.00

Total available amount in Collection Account                                                                        $16,418,004.77
                                                                                                                  ================

Draws from the Reserve Account                                                                                                0.00

Certificate Interest advanced                                                                                                 0.00

Total Distributions                                                                                                 $16,418,004.77

DISTRIBUTION AMOUNTS                                                        Cost per $1000
--------------------------------                                            ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                      791,332.53
     (b)  Class A-1 Note Principal Distribution                                                  13,438,596.47
             Aggregate Class A-1 Note Distribution                            74.91802148                            14,229,929.00

2.   (a)  Class A-2 Note Interest Distribution                                                      502,667.33
     (b)  Class A-2 Note Principal Distribution                                                           0.00
            Aggregate Class A-2 Note Distribution                             4.81666663                                502,667.33

3.   (a)  Class A-3 Note Interest Distribution                                                      544,744.00
     (b)  Class A-3 Note Principal Distribution                                                           0.00
            Aggregate Class A-3 Note Distribution                             4.96666667                                544,744.00

4.   (a)  Class A-4 Note Interest Distribution                                                      443,930.67
     (b)  Class A-4 Note Principal Distribution                                                           0.00
           Aggregate Class A-4 Note Distribution                              5.13333337                                443,930.67

5.   (a)  Class A-5 Note Interest Distribution                                                      235,144.00
     (b)  Class A-5 Note Principal Distribution                                                           0.00
            Aggregate Class A-5 Note Distribution                             5.20000000                                235,144.00

7.   (a)  Class B Note Interest Distribution                                                        152,950.00
     (b)  Class B Note Principal Distribution                                                             0.00
            Aggregate Class B Note Distribution                               5.36666667                                152,950.00

8.   (a)  Certificate Interest Distribution                                                          69,187.19
     (b)  Certificate Principal Distribution                                                              0.00
            Aggregate  Certificate Distribution                               6.00833333                                 69,187.19

9.    Servicer Payment
     (a)  Servicing Fee                                                                             231,504.37

               Total Servicer Payment                                                                                   231,504.37

10.  Deposits to the Reserve Account                                                                                      7,948.21

Total Distributions                                                                                                 $16,418,004.77
                                                                                                               ====================

11.  Distributions from the Reserve Account
       (a)  Draw deposited into the Note Distribution Account                                             0.00
       (b)  Draw deposited into the Certificate distribution Account                                      0.00
       (c)  Distribution to Lender                                                                   45,247.36
       (d)  Distribution to Affiliated Owner                                                              0.00

Total Distributions from the Reserve Account                                                                             45,247.36


           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @5.330%                                                              791,332.53
        (b) Class A-2 Notes    @5.780%                                                              502,667.33
        (c) Class A-3 Notes    @5.960%                                                              544,744.00
        (d) Class A-4 Notes    @6.160%                                                              443,930.67
        (e) Class A-5 Notes    @6.240%                                                              235,144.00

                     Aggregate Interest on Class A Notes                                                              2,517,818.53

        (f) Class B Notes @     6.440%                                                                                  152,950.00
        (g) Certificate @       7.210%                                                                                   69,187.19

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class B Notes                                                                                 0.00

        (g) Certificate                                                                                   0.00


3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   4.16622370            791,332.53
        (b) Class A-2 Notes                                                   4.81666663            502,667.33
        (c) Class A-3 Notes                                                   4.96666667            544,744.00
        (d) Class A-4 Notes                                                   5.13333337            443,930.67
        (e) Class A-5 Notes                                                   5.20000000            235,144.00

                     Total Aggregate Interest on Class A Notes                                                        2,517,818.53

        (f) Class B Notes                                                     5.36666667                                152,950.00

        (g) Certificate                                                       6.00833333                                 69,187.19

           PRINCIPAL
--------------------------------

                                                                            No. of Contracts
                                                                            ----------------
1.   Principal Collected                                                          229            11,733,351.16
2.   Liquidated Contracts                                                          0                      0.00
3.   Repurchased Contracts                                                        12                273,071.09
4.   Additional Principal Distribution Amount                                                     1,432,174.22

       Total Formula Principal Distribution Amount                                                                   13,438,596.47

5.   Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.9379866        178,161,169.13
        (b) Class A-2 Notes                                                                         1.0000000        104,360,000.00
        (c) Class A-3 Notes                                                                         1.0000000        109,680,000.00
        (d) Class A-4 Notes                                                                         1.0000000         86,480,000.00
        (e) Class A-5 Notes                                                                         1.0000000         45,220,000.00
        (f) Class B Notes                                                                           1.0000000         28,500,000.00

        (g) Certificate                                                                             1.0000000         11,515,205.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class B Notes                                                                                                     0.00

        (g) Certificate                                                                                                       0.00


7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   70.75179778                            13,438,596.47
        (b) Class A-2 Notes                                                   0.00000000                                      0.00
        (c) Class A-3 Notes                                                   0.00000000                                      0.00
        (d) Class A-4 Notes                                                   0.00000000                                      0.00
        (e) Class A-5 Notes                                                   0.00000000                                      0.00
        (f) Class B Notes                                                     0.00000000                                      0.00

        (g) Certificate                                                       0.00000000                                      0.00


8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.8672348           164,722,572.66
        (b) Class A-2 Notes                                                                     1.0000000           104,360,000.00
        (c) Class A-3 Notes                                                                     1.0000000           109,680,000.00
        (d) Class A-4 Notes                                                                     1.0000000            86,480,000.00
        (e) Class A-5 Notes                                                                     1.0000000            45,220,000.00
        (f) Class B Notes                                                                       1.0000000            28,500,000.00

        (g) Certificate                                                                         1.0000000            11,515,205.00


           POOL DATA
--------------------------------
                                                                                                  Aggregate
                                                                            No. of Contracts     Pool Balance
                                                                            ----------------     ------------
1.   Pool Stated Principal Balance as of  5/31/99                             13,428            543,604,063.61

2.   Delinquency Information                                                                                    % of Pool Balance
                                                                                                                ------------------

              (a) 31-59 Days                                                      68              2,010,725.88             0.370%
              (b) 60-89 Days                                                      14                504,299.89             0.093%
              (c) 90-119 Days                                                      0                      0.00             0.000%
              (d) 120 Days +                                                       0                      0.00             0.000%

3.   Contracts Repossessed during the Due Period                                   0                      0.00

4.   Current Repossession Inventory                                                0                      0.00

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                            0                      0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                        0.00
                                                                                            -------------------
       Total  Net Liquidation Losses for the related Due Period                                                               0.00

7.   Cumulative Net Losses on all Liquidated Receivables                           0                                          0.00

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.301%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                  172

10.   Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                        180

       TRIGGER ANALYSIS
--------------------------------

1.  (a)  Average Delinquency Rate                                              0.0328%
    (b)  Maximum Average Delinquency Rate                                      1.2500%
    (c)  Delinquency Rate Trigger in effect ?                                       NO

2.  (a)  Cumulative Net Loss Rate                                              0.0000%
    (b)  Maximum Cumulative Net Loss Rate                                      0.3200%
    (c)  Net Loss Rate Trigger in effect                                            NO

         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                             231,504.37

2.   Servicer Advances                                                                                                  295,296.26

3.    (a)  Opening Balance of the Reserve Account                                                                     9,670,317.00
      (b)  Deposits to the Reserve Account                                                            7,948.21
      (c)  Investment Earnings in the Reserve Account                                                37,299.15
      (d)  Distribution from the Reserve Account                                                    -45,247.36
      (e)  Ending Balance of the Reserve Account                                                                      9,670,317.00

4.   Specified Reserve Account Balance                                                                                9,670,317.00

5.   Available Reserve Amount                                                                            1.78%        9,670,317.00

6.   Reserve Account Loan Activity
      (a)  Distribution to Lender
                Lender Fees                                                                           7,948.21
                Investment Earnings                                                                  37,299.15
                Principal                                                                                 0.00
                      Total Distribution to Lender                                                                       45,247.36

      (b)  Beginning Loan Balance                                                                                     9,670,317.00
      (c)  Principal Payment                                                                                                  0.00
      (d)  Ending Loan Balance                                                                                        9,670,317.00
